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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 13, 2007

                                  Bluefly, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                     001-14498                13-3612110
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)

      42 West 39th Street, New York, New York                    10018
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      (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (212) 944-8000


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         (Former name or former address, if changed since last report.)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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                   SECTION 3 - SECURITIES AND TRADING MARKETS

 ITEM 3.01. NOTICE OF LISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
                         STANDARD; TRANSFER OF LISTING.

         On August 13, 2007, the Company was notified by the Nasdaq Stock Market that it is not in compliance with the continued listing requirements for the Nasdaq Capital Market because shares of its Common Stock had closed at a per share bid price of less than $1.00 for at least 30 trading days. Under Nasdaq rules, the Company has a 180-day grace period to regain compliance, which extends to February 11, 2008. If the Company is unable to regain compliance by such date, the Nasdaq Staff will determine whether the Company meets the initial listing criteria of the Nasdaq Capital Market, other than the minimum bid price requirement. In the event that the Company meets such initial listing criteria, it will be granted an additional 180-day grace period to regain compliance. The Company currently meets all other of such listing requirements. In order to regain compliance, shares of the Company's Common Stock would need to close at a price of $1.00 or more for at least ten consecutive trading days. In the event that the Company does not regain compliance within the requisite time period, it intends to appeal any delisting. However, no assurance can be provided that any such appeal will be successful. The failure to maintain listing on the Nasdaq Capital Market may have an adverse effect on the price and/or liquidity of the Company's Common Stock.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BLUEFLY, INC.
                                        (Registrant)


Date:    August 16, 2007                By:    /s/ Patrick C. Barry
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                                        Name:  Patrick C. Barry
                                        Title: Chief Operating Officer and Chief
                                               Financial Officer